UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PERRIGO COMPANY PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Perrigo P.O. BOX 8016, CARY, NC 27512-9903 Perrigo Company plc Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On May 2, 2024 For Shareholders of record as of March 4, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/PRGO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/PRGO Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 22, 2024. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/PRGO TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Perrigo Company plc Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Meeting Type: Date: Time: Place: Annual General Meeting of Shareholders Thursday, May 2, 2024 10:00 AM, Irish Time 70 Sir John Rogerson's Quay Grand Canal Dock, Dublin 2, D02 R296, Ireland SEE REVERSE FOR FULL AGENDA

Perrigo Company plc Annual General Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5 PROPOSAL 1. To elect ten director nominees to serve until the 2025 Annual General Meeting of Shareholders; 1.01 Bradley A. Alford 1.02 Orlando D. Ashford 1.03 Julia M. Brown 1.04 Katherine C. Doyle 1.05 Adriana Karaboutis 1.06 Jeffrey B. Kindler 1.07 Patrick Lockwood-Taylor 1.08 Albert A. Manzone 1.09 Donal O'Connor 1.10 Geoffrey M. Parker 2. To ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company’s independent auditor, and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor; 3. To provide advisory approval of the Company’s executive compensation; 4. To renew the Board’s authority to issue shares under Irish law; 5. To renew the Board's authority to opt-out of statutory pre-emption rights under Irish law.